Exhibit 99.A
         (EXHIBIT A)
         December 31, 1999 ORGANIZATION CHART

         A.1     Bay State Gas Company (Consolidated)

         A.2     Bay State Gas Company

         A.3     Northern Utilities, Inc.


         A.1 BAY STATE GAS COMPANY
         CONSOLIDATED BALANCE SHEET
         December 31, 1999
         (Dollars in Thousands)

         ASSETS

         Utility Plant                                            $1,343,884

             Less-Accumulated provision for

               depreciation and amortization                         255,520
                                                                  ----------
                 Total Utility Plant                               1,088,364
                                                                  ----------

           Other property, at cost, less accumulated
             provision for depreciation                                4,583
                                                                  ----------
                 Total Property, Plant and Equipment               1,092,947
                                                                  ----------
         Investments:
           Investments, at cost                                           34
                                                                  ----------
                 Total Investments                                        34
                                                                  ----------

         Current Assets:
           Cash and accounts receivable                               62,379
           Gas cost adjustment clause                                 46,697
           Materials and supplies, at average cost                     4,828
           Natural gas in storage                                     29,068
           Prepayments and other                                       5,929
                                                                  ----------
                 Total Current Assets                                148,901
                                                                  ----------
         Other Assets:
           Regulatory assets                                          17,515
           Intangible assets, less accumulated provision
                for amortization                                       5,094
           Deferred charges and other                                 45,357
                                                                  ----------
                 Total Other Assets                                   67,966
                                                                  ----------
                 TOTAL ASSETS                                     $1,309,848
                                                                  ==========
         CAPITALIZATION AND LIABILITIES
         Capitalization:
           Additional paid-in-capital                              $ 526,772
           Retained earnings                                           2,665
           Long-term debt, excluding amounts due within one year     239,834
                                                                  ----------
                     Total Capitalization                            769,271
                                                                  ----------

         Current Liabilities:
           Current portion of long-term debt                         124,333
           Accounts payable                                           44,992
           Dividends declared on common stocks                         1,000
           Customer deposits                                           2,166
           Taxes accrued                                               4,998
           Interest accrued                                            5,063
           Other                                                      48,496
                                                                  ----------
                  Total Current Liabilities                          231,048
                                                                  ----------

         Other:
           Deferred income taxes                                     287,649
           Deferred investment tax credits, being
             amortized over life of related property                   4,071
           Other noncurrent liabilities                               17,809
                                                                  ----------
                 Total Other                                         309,529
                                                                  ----------
                   TOTAL CAPITALIZATION AND LIABILITIES           $1,309,848
                                                                  ==========

         A.1  BAY STATE GAS COMPANY
         CONSOLIDATED INCOME STATEMENT
         For the year ended December 31, 1999
         (Dollars in Thousands)

         Gas revenues                                             $  331,433
         Cost of gas sold                                            193,688
                                                                  ----------
                                                                     137,745
                                                                  ----------

         Transportation revenues                                      31,540
         Other operating revenues                                     20,626
                                                                  ----------
                                                                      52,166
                                                                  ----------
         Operating Margin                                            189,911
                                                                  ----------


         Operating Expenses and Taxes (except income):

           Operation                                                  85,427
           Maintenance                                                 8,091
           Depreciation and amortization                              41,278
           Taxes (except income)                                      13,341
                                                                  ----------
                                                                     148,137
                                                                  ----------
         Operating income                                             41,774
                                                                  ----------
         Other Income (Deductions):
           Interest expense, net                                     (21,468)
           Other, net                                                  4,731
                                                                  ----------
                                                                     (16,737)
                                                                  ----------
         Income before income taxes                                   25,037
                                                                  ----------
         Income Taxes                                                 10,264
                                                                  ----------
         Net Income                                                   14,773
                                                                  ==========


         A.1 BAY STATE GAS COMPANY
         CONSOLIDATED STATEMENT OF RETAINED EARNINGS
         For the year ended December 31, 1999
         (Dollars in Thousands)
         Balance at Beginning of Year                             $  226,606
           Net Income                                                 14,773
           Common shares dividends                                    (8,800)
           Merger NiSource Inc.                                      296,858
                                                                  ----------
         Balance at End of Year                                   $  529,437
                                                                  ==========

         A.2 BAY STATE GAS COMPANY
         BALANCE SHEET
         December 31, 1999
         (Dollars in Thousands)
         ASSETS

         Utility Plant                                            $1,105,372

             Less-Accumulated provision for

               depreciation and amortization                         217,867
                                                                  ----------
                 Total Utility Plant                                 887,505
                                                                  ----------

           Other property, at cost, less accumulated
             provision for depreciation                                1,285
                                                                  ----------
                 Total Property, Plant and Equipment                 888,790
                                                                  ----------
         Investments:
           Investments, at equity                                    109,458
           Investments, at cost                                           32
                                                                  ----------
                 Total Investments                                   109,490
                                                                  ----------

         Current Assets:
           Cash and cash equivalents                                   2,801
           Accounts receivable                                        62,031
           Gas cost adjustment clause                                 42,193
           Materials and supplies, at average cost                     3,891
           Natural gas in storage                                     18,884
           Prepayments and other                                       3,756
                                                                  ----------
                 Total Current Assets                                133,556
                                                                  ----------
         Other Assets:
           Regulatory assets                                           8,931
           Intangible assets                                           3,686
           Deferred charges and other                                 41,571
                                                                  ----------
                 Total Other Assets                                   54,188
                                                                  ----------
                 TOTAL ASSETS                                     $1,186,024
                                                                  ==========
         CAPITALIZATION AND LIABILITIES
         Capitalization:
           Additional paid-in-capital                             $  526,772
           Retained earnings                                           2,665
           Long-term debt, excluding amounts due within one year     193,500
                                                                  ----------
                     Total Capitalization                            722,937
                                                                  ----------
         Current Liabilities:
           Current portion of long-term debt                         116,800
           Accounts payable                                           42,491
           Customer deposits                                           1,598
           Taxes accrued                                               2,026
           Interest accrued                                            4,250
           Other                                                      36,462
                                                                  ----------
                  Total Current Liabilities                          203,627
                                                                  ----------

         Other:
           Deferred income taxes                                     241,829
           Deferred investment tax credits                             3,734
           Other noncurrent liabilities                               13,897
                                                                  ----------
                 Total Other                                         259,460
                                                                  ----------
                   TOTAL CAPITALIZATION AND LIABILITIES           $1,186,024
                                                                  ==========

         A.2  BAY STATE GAS COMPANY
         INCOME STATEMENT
         For the year ended December 31, 1999
         (Dollars in Thousands)

         Gas revenues                                             $  266,243
         Cost of gas sold                                            154,821
                                                                  ----------
                                                                     111,422
                                                                  ----------

         Transportation revenues                                      27,685
         Other operating revenues                                     19,325
                                                                  ----------
                                                                      47,010
                                                                  ----------
         Operating Margin                                            158,432
                                                                  ----------


         Operating Expenses and Taxes (except income):

           Operation                                                  70,180
           Maintenance                                                 7,033
           Depreciation and amortization                              33,362
           Taxes (except income)                                      10,240
                                                                  ----------
                                                                     120,815
                                                                  ----------
         Operating income                                             37,617
                                                                  ----------
         Other Income (Deductions):
           Interest expense, net                                     (18,233)
           Other, net                                                  4,615
                                                                  ----------
                                                                     (13,618)
                                                                  ----------
         Income before income taxes                                   23,999
                                                                  ----------
         Income Taxes                                                  9,226
                                                                  ----------
         Net Income                                                   14,773
                                                                  ==========


         A.2 BAY STATE GAS COMPANY
         STATEMENT OF RETAINED EARNINGS
         For the Year
         Ended December 31, 1999 (Dollars in Thousands)

         Balance at Beginning of Year                             $  226,606
           Net Income                                                 14,773
           Common shares dividends                                    (8,800)
           Merger NiSource Inc.                                      296,858
                                                                  ----------
         Balance at End of Year                                   $  529,437
                                                                  ==========

         A.3 NORTHERN UTILITIES, INC.
         BALANCE SHEET
         December 31, 1999
         (Dollars in Thousands)

         ASSETS

         Utility Plant                                            $  238,319

             Less-Accumulated provision for

               depreciation and amortization                          37,645
                                                                  ----------
                 Total Utility Plant                                 200,674
                                                                  ----------

           Other property, at cost, less accumulated
             provision for depreciation                                3,298
                                                                  ----------
                 Total Property, Plant and Equipment                 203,972
                                                                  ----------
         Investments:
           Investments, at cost                                            2
                                                                  ----------
                 Total Investments                                         2
                                                                  ----------

         Current Assets:
           Cash and accounts receivable                                6,291
           Gas cost adjustment clause                                  4,504
           Materials and supplies, at average cost                       937
           Natural gas in storage                                     10,183
           Prepayments and other                                       2,173
                                                                  ----------
                 Total Current Assets                                 24,088
                                                                  ----------
         Other Assets:
           Regulatory assets                                           8,584
           Intangible assets                                           1,408
           Deferred charges and other                                  3,786
                                                                  ----------
                 Total Other Assets                                   13,778
                                                                  ----------
                 TOTAL ASSETS                                     $  241,840
                                                                  ==========
         CAPITALIZATION AND LIABILITIES
         Capitalization:
           Common shares without par value                         $       1
           Additional paid-in-capital                                109,062
           Retained earnings                                             200
           Long-term debt, excluding amounts due within one year      46,333
                                                                  ----------
                     Total Capitalization                            155,596
                                                                  ----------

         Current Liabilities:
           Current portion of long-term debt                           7,533
           Accounts payable                                           11,256
           Dividends declared on common stocks                         1,000
           Customer deposits                                             568
           Taxes accrued                                               2,971
           Interest accrued                                              813
           Other                                                      12,035
                                                                  ----------
                  Total Current Liabilities                           36,176
                                                                  ----------

         Other:
           Deferred income taxes                                      45,820
           Deferred investment tax credits                               337
           Other noncurrent liabilities                                3,911
                                                                  ----------
                 Total Other                                          50,068
                                                                  ----------
                   TOTAL CAPITALIZATION AND LIABILITIES           $  241,840
                                                                  ==========

         A.3 NORTHERN UTILITIES, INC.
         INCOME STATEMENT
         For the year ended December 31, 1999
         (Dollars in Thousands)

         Gas revenues                                             $   65,190
         Cost of gas sold                                             38,867
                                                                  ----------
                                                                      26,323
                                                                  ----------

         Transportation revenues                                       3,855
         Other operating revenues                                      1,290
                                                                  ----------
                                                                       5,145
                                                                  ----------
         Operating Margin                                             31,468
                                                                  ----------


         Operating Expenses and Taxes (except income):

           Operation                                                  15,247
           Maintenance                                                 1,058
           Depreciation and amortization                               7,909
           Taxes (except income)                                       3,101
                                                                  ----------
                                                                      27,315
                                                                  ----------
         Operating income                                              4,153
                                                                  ----------
         Other Income (Deductions):
           Interest expense, net                                      (3,529)
           Other, net                                                  2,132
                                                                  ----------
                                                                      (1,397)
                                                                  ----------
         Income before income taxes                                    2,756
                                                                  ----------
         Income Taxes                                                  1,036
                                                                  ----------
         Net Income                                                    1,720
                                                                  ==========


         A.3 NORTHERN UTILITIES, INC.
         STATEMENT OF RETAINED EARNINGS
         For the year ended December 31, 1999
         (Dollars in Thousands)
         Balance at Beginning of Year                             $   54,915
           Net Income                                                  1,720
           Common shares dividends                                    (1,000)
           Merger NiSource Inc.                                       53,627
                                                                  ----------
         Balance at End of Year                                   $  109,262
                                                                  ==========